Exhibit 10.4

FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of November 23, 2016 (this “Amendment”), to the Subordination and Intercreditor Agreement dated as of November 2, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) is entered into by and among Anthony Tang (the “Subordinated Creditor”), Ener-Core, Inc., a Delaware corporation (“Borrower”), and Empery Tax Efficient, LP in its capacity as collateral agent for the Senior Lenders (as defined below) (together with its successors and assigns, the “Agent”).

WITNESSETH:

WHEREAS, the Borrower is entering into an additional securities purchase agreement, dated as of the date hereof with the Agent, and

WHEREAS, the parties desire to amend the Intercreditor Agreement to include the additional securities purchase agreement and related notes as “Senior Note Debt”.

NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein and defined in the Intercreditor Agreement shall have the meanings ascribed to such terms in the Intercreditor Agreement.

2. Amendment to definition of Senior Agreements. The first sentence in Recital A to the Intercreditor Agreement is hereby amended and restated in its entirety, to read as follows:

“Borrower, Agent and Senior Lenders (as hereinafter defined) have entered into (i) a Securities Purchase Agreement dated as of April 22, 2015, (ii) a Securities Purchase Agreement dated as of May 7, 2015, (iii) a Securities Purchase Agreement dated as of November 23, 2016 and (iv) those Amendment Agreements dated as of November 23, 2016 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Agreements”) pursuant to which, among other things, Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Agreements, to purchase, or receive upon the amendment and restatement of existing senior secured notes of the Borrower, senior secured notes from Borrower.”

3. Miscellaneous.

(a) Amendments. No amendment, modification, termination, or waiver of any provision of this Amendment will be effective without the written agreement of the parties hereto.

(b) Section Titles. Section and subsection titles in this Amendment are included for convenience of reference only and shall have no substantive effect.

(c) Applicable Law. This Amendment shall be construed in all respects in accordance with and governed by the internal laws of the State of New York, without giving effect to any conflicts of laws provisions.

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(d) Counterparts. This Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

(e) Continued Effectiveness of the Intercreditor Agreement. Each party to this Amendment hereby (a) acknowledges and consents to this Amendment, and (b) confirms and agrees that the Intercreditor Agreement shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof, all references to the Intercreditor Agreement shall mean the Intercreditor Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, this Amendment is executed by each of the undersigned as of the date first above written.

SUBORDINATED CREDITOR:

Anthony Tang

First Amendment To

Subordination and intercreditor agreement

CREDIT PARTIES:

ENER-CORE, INC.

By
Name:
Title:

ENER-CORE POWER, INC.

By
Name:
Title:

First Amendment To

Subordination and intercreditor agreement

AGENT:

EMPERY TAX EFFICIENT, LP

By:	Empery Asset Management, LP, its authorized agent

By
Name:	Brett Director
Title:	General Counsel

First Amendment To

Subordination and intercreditor agreement